UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

TE CONNECTIVITY PLC

(Exact name of registrant as specified in its charter)

Ireland	98-1779916
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Parkmore Business Park West

Parkmore

H91VN2T Ballybrit

Galway, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353 91 378 040

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $0.01	TEL	New York Stock Exchange
0.00% Senior Notes due 2025*	TEL/25	New York Stock Exchange
0.00% Senior Notes due 2029*	TEL/29	New York Stock Exchange

*Issued by Tyco Electronics Group S.A., an indirect wholly-owned subsidiary of TE Connectivity plc

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

The information disclosed in Item 7.01 of this Current Report on Form 8-K is furnished and incorporated by reference in this Item 2.02. The financial information referred to therein is furnished as Exhibits 99.1, 99.2, and 99.3 to this report and incorporated by reference in this Item 2.02.

Item 7.01. Regulation FD Disclosure

New Segment Structure

Effective for the first quarter of fiscal 2025, TE Connectivity plc (the “Company”) reorganized its management and segments to align the organization around its fiscal 2025 strategy. The Company’s businesses in the former Communications Solutions segment have been moved into the Industrial Solutions segment. Also, the appliances and industrial equipment businesses have been combined to form the automation and connected living business. In addition, the Company realigned certain product lines and businesses from the Industrial Solutions and former Communications Solutions segments to the Transportation Solutions segment. The following represents the new segment structure:

●	Transportation Solutions—This segment contains the automotive, commercial transportation, and sensors businesses.
●	Industrial Solutions—This segment contains the aerospace, defense, and marine; medical; energy; digital data networks (historically referred to as data and devices); and automation and connected living businesses.

Financial Information

The Company has recast prior period segment results to reflect the new segment reporting structure. This recast financial information is being provided to aid in comparability and has no impact on previously reported consolidated financial statements for any period.

The unaudited financial information furnished with this report and incorporated by reference includes the segment results, net sales by segment and industry end market, and Adjusted Operating Income by segment of the Company for the fiscal quarters ended September 27, 2024, June 28, 2024, March 29, 2024, December 29, 2023, September 29, 2023, June 30, 2023, March 31, 2023 and December 30, 2022 and for the fiscal years ended September 27, 2024 and September 29, 2023, along with the reconciliation of Adjusted Operating Income by segment, a financial measure not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), to the most directly comparable GAAP measure.

The recast financial information contained in Exhibits 99.1, 99.2, and 99.3 has not been audited and does not represent a restatement of previously issued financial statements. The information in this Item 7.01, including Exhibits 99.1, 99.2, and 99.3, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended September 27, 2024 and the Company’s other filings with the Securities and Exchange Commission.

Non-GAAP Financial Measure

The Company presents Adjusted Operating Income as it believes it is appropriate for investors to consider this adjusted financial measure in addition to results prepared in accordance with GAAP. Adjusted Operating Income represents operating income (the most directly comparable GAAP measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. The Company utilizes Adjusted Operating Income in combination with operating income to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in the Company’s incentive compensation plans.

This non-GAAP financial measure provides supplemental information and should not be considered a replacement for results prepared in accordance with GAAP. Management uses this non-GAAP financial measure internally for planning and forecasting purposes and in its decision-making processes related to the operations of the Company. The Company believes this measure provides meaningful information because it enhances the understanding of the operating performance and the trends of the business. Additionally, the Company believes that investors benefit from having access to the same financial measures that management uses in evaluating the Company’s operations. The primary limitation of this non-GAAP financial measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income to better understand the amounts, character, and impact of any increase or decrease in reported amounts. This non-GAAP financial measure may not be comparable to similarly-titled measures reported by other companies.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1

Segment Results of TE Connectivity plc for the fiscal quarters ended September 27, 2024, June 28, 2024, March 29, 2024, December 29, 2023, September 29, 2023, June 30, 2023, March 31, 2023, and December 30, 2022 and for the fiscal years ended September 27, 2024 and September 29, 2023 (Unaudited)

99.2

Net Sales by Segment and Industry End Market of TE Connectivity plc for the fiscal quarters ended September 27, 2024, June 28, 2024, March 29, 2024, December 29, 2023, September 29, 2023, June 30, 2023, March 31, 2023, and December 30, 2022 and for the fiscal years ended September 27, 2024 and September 29, 2023 (Unaudited)

99.3

Reconciliation of Non-GAAP Financial Measure to GAAP Financial Measure for Adjusted Operating Income by Segment of TE Connectivity plc for the fiscal quarters ended September 27, 2024, June 28, 2024, March 29, 2024, December 29, 2023, September 29, 2023, June 30, 2023, March 31, 2023, and December 30, 2022 and for the fiscal years ended September 27, 2024 and September 29, 2023 (Unaudited)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2024	TE CONNECTIVITY PLC
By: /s/ Heath A. Mitts
Name: Heath A. Mitts
Title: Executive Vice President and Chief Financial Officer